ASSIGNMENT AGREEMENT

      This Assignment Agreement (the "Assignment") is made as of December 28, 2005 by and among Patient Safety Technologies, Inc., a Delaware corporation formerly known as Franklin Capital Corporation, as assignor (the "Assignor"), Alan Morelli, as assignee ("Assignee"), and Digicorp, a Utah corporation (the "Company"). This Assignment memorializes an enforceable verbal agreement entered into between Assignor and Assignee on or around September 15, 2005.

                                   WITNESSETH:

      WHEREAS, on or about December 30, 2004, the Assignor entered into that certain Stock Purchase Agreement dated as of December 29, 2004 (the "Purchase Agreement") with the shareholders of the Company, set forth in Section A of the signature page thereto (the "Principal Shareholders"), and the shareholders of the Company set forth in Section B of the signature page thereto (the "Other Shareholders," and together with the Principal Shareholders, the "Sellers");

      WHEREAS, simultaneously with the execution of this Assignment, the Assignor, certain of the Sellers are entering into Amendment No. 1 to the Purchase Agreement (the "Amendment Agreement");

      WHEREAS, the parties hereto desire to assign certain obligations of Assignor pursuant to the terms of the Purchase Agreement, as amended by the Amendment Agreement, to Assignee;

      WHEREAS, as an inducement and a condition to entering into this Assignment the Assignor, certain of the Sellers are entering into the Amendment Agreement; and

      WHEREAS, pursuant to the terms hereof, the Company desires to grant the Assignor and Assignee registration rights with respect to the resale of the Registrable Shares;

      NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

      2. For value received, Assignor assigns and transfers to Assignee the obligation of Assignor pursuant to the Purchase Agreement, as amended by the Amendment Agreement, to purchase one million (1,000,000) of the Registrable Shares, subject to all the conditions and terms contained in the Purchase Agreement, as amended by the Amendment Agreement. Subject to the terms of this Assignment and the terms of the Purchase Agreement, as amended by the Amendment Agreement, the Assignor shall purchase two hundred twenty-four thousand (224,000) of the Registrable Shares from the Sellers identified on Schedule I hereto and the Assignee shall purchase one million (1,000,000) of the Registrable Shares from the Sellers identified on Schedule I. A copy of the Purchase Agreement is attached hereto as Exhibit A and made a part hereof by reference.

      3. The obligations of the parties hereto are subject to and conditioned upon the execution of the Amendment Agreement. A copy of the Amendment Agreement is attached hereto as Exhibit B and made a part hereof by reference.

      4. (a) If at any time after execution of this Assignment by all parties hereto the Company shall determine to file with the United States Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended (the "Securities Act"), of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with employee benefit plans), the Company shall include in such Registration Statement all of the Registrable Shares. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the Registrable Shares have been sold pursuant to the Purchase Agreement, as amended by the Amendment Agreement (the "Effectiveness Period").

            (b) In connection with the Company's registration obligations hereunder, the Company shall: (i) prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Shares for the Effectiveness Period; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act;
(iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, with respect to the disposition of all Registrable Shares covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Assignor and Assignee set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

            (c) The Company shall promptly deliver to the Assignor and Assignee, without charge, as many copies of the final prospectus or final prospectuses and each amendment or supplement thereto as they may reasonably request.

            (d) The Company shall cooperate with the Assignor and Assignee to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by law, of all restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as the Assignor or Assignee may request.

            (e) The  Company  shall pay all fees and  expenses  incident  to the performance of or compliance with this Section 4, including: (i) all registration and filing fees and expenses, including without limitation those related to filings with the Commission; and (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Shares and of printing prospectuses requested by the Assignor or Assignee).

      5. Assignor agrees to indemnify, defend, and hold harmless the Assignee and his agents, heirs, executors, administrators, successors and assigns (each an "Indemnified Party", as applicable), against and in respect of all losses, liabilities, obligations, damages, deficiencies, actions, suits, proceedings, demands, assessments, orders, judgments, costs and expenses (including the reasonable fees, disbursements and expenses of attorneys and consultants) of any kind or nature whatsoever, but net of the proceeds from any insurance policies or other third party reimbursement for such loss, to the extent sustained, suffered or incurred by or made against any Indemnified Party, to the extent based upon, arising out of or in connection with any claim which arises in connection with the sale of the Shares (defined in the Purchase Agreement) sold to the Assignee pursuant to the Purchase Agreement. The foregoing indemnity agreement is in addition to any liability the Issuer may have by law or otherwise.

      6. This Assignment shall be construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

      7. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Assignment.

      IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first written above.

                                        ASSIGNOR:

                                        PATIENT SAFETY TECHNOLOGIES, INC.
                                        (FORMERLY, FRANKLIN CAPITAL CORPORATION)


                                        By: /s/ Milton "Todd" Ault III
                                            ------------------------------------
                                            Milton "Todd" Ault III
                                            Chairman and Chief Executive Officer


                                        ASSIGNOR:


                                        /s/ Alan Morelli
                                        ----------------------------------------
                                        Alan Morelli

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                        DIGICORP


                                        By: /s/ William B. Horne
                                            ------------------------------------
                                            William B. Horne
                                            Chief Executive Officer

               [CONSENT OF SELLERS IS INCLUDED ON FOLLOWING PAGE]

                               CONSENT OF SELLERS

      The undersigned Sellers identified in the above Assignment of certain obligations pursuant to the Purchase Agreement (defined above), as amended by the Amendment Agreement (defined above), hereby consent to that Assignment.


Dated: Dec. 21, 2005                    /s/ Don J. Colton
                                        ----------------------------------------
                                        Don J. Colton


Dated: Dec. 21, 2005                    /s/ Gregg B. Colton
                                        ----------------------------------------
                                        Gregg B. Colton


                                        AMERICAN DRILLING SERVICES


Dated: Dec. 21, 2005                    By: /s/ Don J. Colton
                                            ------------------------------------
                                            Don J. Colton
                                            President


                                        VERNAL WESTERN DRILLING


Dated: Dec. 21, 2005                    By: /s/ Gregg B. Colton
                                            ------------------------------------
                                            Gregg B. Colton
                                            President


Dated: Dec. 22, 2005                    /s/ Norman Sammis
                                        ----------------------------------------
                                        Norman Sammis


Dated: __________, 2005                 /s/ Glenn W. Stewart
                                        ----------------------------------------
                                        Glenn W. Stewart

               [SIGNATURES OF SELLERS CONTINUE ON FOLLOWING PAGE]

                                        PIONEER OIL AND GAS


Dated: Dec. 21, 2005                    By: /s/ Don J. Colton
                                            ------------------------------------
                                            Don J. Colton
                                            President


Dated: Dec. 29, 2005                    /s/ Andrew Buffmire
                                        ----------------------------------------
                                        Andrew Buffmire


                                        WHISPER INVESTMENT CO.


Dated: __________, 2005                 By: /s/ Todd Groskreutz
                                            ------------------------------------
                                            Todd Groskreutz
                                            Manager


Dated: Dec. 22, 2005                    /s/ John B. Hall
                                        ----------------------------------------
                                        John B. Hall

                                   Schedule I
                        Allocation of Registrable Shares

Alan Morelli:

Holder of                          Number of
Registrable                        Registrable
Shares                             Shares
-----------                        -----------
Don J. Colton                          248,775
Vernal Western Drilling                408,497
Gregg B. Colton                        268,423
Norman Sammis                           14,869
Glenn W. Stewart                        14,869
Andrew Buffmire                         44,567
                                   -----------

Total                                1,000,000
                                   ===========


Patient Safety Technologies, Inc.:

Holder of                          Number of
Registrable                        Registrable
Shares                             Shares
-----------                        -----------
Don J. Colton                           55,725
Vernal Western Drilling                 91,503
Gregg B. Colton                         60,127
Norman Sammis                            3,331
Glenn W. Stewart                         3,331
Andrew Buffmire                          9,983
                                   -----------

Total                                  224,000
                                   ===========

                                    Exhibit A
                               Purchase Agreement

                                    Exhibit B
                               Amendment Agreement